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The Ohio National Life Insurance Company

Ohio National Variable Account A
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Supplement dated September 1, 2023

to the Prospectuses dated May 1, 2019 and

Update Notices dated May 1, 2023

The following supplements the prospectuses dated May 1, 2019, and update notices dated May 1, 2023, as previously supplemented. Please read this supplement in conjunction with your prospectus and update notice and retain it for future reference.

Name Change of Fund Available Under Your Contract

Effective on or about September 1, 2023, the name of the Lazard Retirement US Small-Mid Cap Equity Portfolio (the “Portfolio”) is being changed to the Lazard Retirement US Small Cap Equity Select Portfolio.

Accordingly, all references to the Portfolio in your prospectus and update notice are changed to reflect the name Lazard Retirement US Small Cap Equity Select Portfolio effective upon such change.

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